UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end:  February 28, 2018

Date of reporting period:  February 28, 2018

Item 1. Reports to Stockholders.

Wasmer Schroeder High Yield Municipal Fund

Annual Report
February 28, 2018

Wasmer Schroeder High Yield Municipal Fund

February 28, 2018

Dear Shareholder:

We are pleased to present the February 28, 2018 annual report for the Wasmer Schroeder High Yield Municipal Fund (the “Fund”). The Fund’s net asset value (“NAV”) increased by 19 cents to $10.63 per share during the fiscal year ended February 28, 2018; over those twelve months, shareholders received monthly income distributions totaling 35 cents per share. Factoring in the reinvestment of dividends, the Fund outperformed the Bloomberg Barclays Municipal High Yield Index by 0.68% and outperformed the Bloomberg Barclays Municipal Bond Index by 2.92% over the fiscal year.

	Wasmer Schroeder	Bloomberg Barclays	Bloomberg Barclays
	High Yield Municipal	Municipal High	Municipal
Period	Fund (WSHYX)	Yield Index	Bond Index
3/1/2017 – 2/28/2018	5.42%	4.74%	2.50%

U.S. Interest Rates

The U.S. bond market witnessed a notable shift towards higher absolute interest rates over the twelve months ended February 28, 2018, with yields on short, intermediate and long term bonds all ending higher than where they began the period. Benchmark 10-year U.S. Treasury yields, for example, ended February 2018 at 2.86%, 47 basis points higher for the period and 150 basis points above the all-time low of 1.36% set in July 2016. Despite higher rates, the U.S. Treasury yield curve continued its aggressive flattening trend but with a bit of a twist: rather than the bull flattening trend that had been in place in recent years, with long-term interest rates falling faster than short-term rates, the yield curve exhibited a bear flattening move with short-term rates rising faster than long-term rates.

Driving the yield curve’s bear flattening move was the 2-year U.S. Treasury note, which saw a 99 basis points lift in yield to close at 2.25% – the highest monthly closing level since 2008. Meanwhile, 30-year bonds saw yields higher by just 13 basis points to end February 2018 at 3.13%. Underpinning the move higher in rates and the shifting slope of the yield curve was an aggressive U.S. Federal Reserve Board (the “Fed”) that has been emboldened by strong economic growth and record gains in the equity markets. While core inflation remained stubbornly subdued, bond traders viewed the economy’s stronger momentum as a sign that the Fed would push 3 to 4 rates hikes into the Fed Funds rate during 2018, and this expectation was the primary driver or returns for the weaker returns we saw on short and intermediate bonds – particularly from early September 2017 through February 2018.

The bond market did exhibit a notable shift in sentiment during the latter half of the period. The Tax Cuts and Jobs Act (“TCJA”), initially introduced in November 2017 and signed into law by the President in December 2017, added strength to the pro-growth sentiment that had already been building and the equity markets responded by pushing further into record high territory. Meanwhile, the Fed began to systematically unwind its balance sheet in the fourth quarter, which generated

Wasmer Schroeder High Yield Municipal Fund
additional confusion about the direction of rates on the long end of the yield curve. Confidence in the bond market seemed to be palpably waning during January 2018 and February 2018, with traders setting their eyes on the psychologically important 3.00% threshold on the 10-year U.S. Treasury note as a technical hurdle that we seemed destined to cross. This certainly was playing out in asset allocations, with an October 2017 JPMorgan Chase & Co. survey showing that 44% of their clients were underweight in their fixed income weighting relative to their benchmark – the highest levels since 2006.  Meanwhile, according to Bloomberg data, net short positions in the 5-year U.S. Treasury note hit an all-time high at the end of February 2018. As the data suggests, investor sentiment was not working in the favor of bonds and we did start to see the long end participate in some of the overall weakness witnessed on short and intermediate bonds as we closed out February 2018.

Tax Exempt Municipal Bond Market

The behavior of the municipal bond market was generally in line with the movements in the U.S. Treasury market that we described above. The short end of the municipal bond market (1-5 year maturities) underperformed the intermediate and long areas of the yield curve with performance ranging from 0.45% to 0.71%. Revenue bonds outperformed state and local government debt, with the Industrial Revenue Bond (3.76%), Hospital (3.65%) and Leasing (3.48%) sectors providing the best returns. As has been the case over the last few quarters, lower rated bonds outperformed with ‘BBB’ rated issues posting a return of 5.31% versus 1.60% for ‘AAA’ rated securities. Going further down, the credit quality spectrum actually produced slightly different results, with the Bloomberg Barclays Municipal High Yield Index (“High Yield Index”) posting a return of 4.74% during the 12-month period ended February 28, 2018. The High Yield Index’s underperformance versus ‘BBB’ rated bonds can be directly attributed to Puerto Rico bonds, which were down almost 24% during the period. Excluding Puerto Rico bonds, the High Yield Index was actually higher by 7.92% for the 12 months.

The movement in absolute rates and the changing shape of the tax exempt yield curve generally mirrored what we witnessed in the U.S. Treasury market during the period. Further contributing to the price action in tax exempt bonds were a number of technical factors such as supply trends and mutual fund flows which led to lower municipal-to-Treasury yield ratios – with the exception of the short end of the market which continues to be influenced by the monetary tightening bias being implemented by the Federal Open Market Committee (“FOMC”). Overall, the Bloomberg Barclays Municipal Bond Index outperformed Treasuries by +306 basis points, returning 2.50% during the 12 months ended February 2018, compared with a loss of -0.56% for the Bloomberg Barclays U.S. Treasury Index; the High Yield Index outperformed the U.S. Treasury Index by 530 basis points.

Tax Reform

Apart from the yield movements we saw in the U.S. Treasury market, the most notable event during the period for the municipal bond investors was the Tax Cuts

Wasmer Schroeder High Yield Municipal Fund
and Jobs Act (“TCJA”). At almost 1,100 pages, the scope of the TCJA is massive and promises to have a broad impact on our economy. Importantly, for state and local governments, the tax exempt status of the municipal bond market was not called into question during the drafting process, which was also a great relief for investors. However, certain aspects of the tax reform bill ushered in changes for the market that will be felt for years – and perhaps even permanently.

The TCJA ended the practice of advanced refundings – a tool used by issuers seeking to take advantage of interest rate savings on their outstanding debt prior to the call or maturity date. The immediate effect was a sizeable increase in advanced refundings starting in late November and through December 2017 as issuers raced to get deals done before the January 1st cut-off. This spike in issuance pulled a significant amount of supply forward from the first quarter of 2018, with January and February of 2018 showing a 38% decline in new issuance versus the same period in 2017.

Advanced refundings were an important tool for issuers and, on its own, the discontinuation of this practice will come at a cost. In order to compensate for the loss of this valuable tool, issuers could alter certain structural aspects of their debt obligations going forward. The normal protocols within the municipal market, such as issuing bonds with 5% coupons and 10-year call provisions, could come under pressure as issuers seek to find ways to counterbalance the loss of advance refundings. As a reminder, bond optionality is generally considered to be an asset of the issuer. While this is a hypothetical outcome, it would effectively push some of the cost associated with the loss of advance refundings from the issuer to the investor.

The centerpiece of the tax reform bill was the reduction of the corporate tax rate from 35% to 21%. To some extent, the reduction to the top corporate rate will cause for-profit insurance companies and banks to evaluate tax exempt municipals in a different light. To put their participation in context, the Federal Reserve estimates that as of September 30, 2017, domestic banks and property & casualty insurers held 14.7% and 9.0%, respectively, of all outstanding municipal debt. At nearly 25% of the natural buyer base, this new tax regime could have a measurable impact on demand for tax exempt paper. We expect this shift will continue to manifest itself in the form of lower institutional demand for tax exempt bonds, especially in longer maturities, but we also believe other technical dynamics, including lower issuance expectations and aging demographics of the retail and individual buyer base (which account for approximately 60% of the market), should limit any weakness resulting from lower participation to a manageable level.

Wasmer Schroeder High Yield Municipal Fund

The Fund’s performance over the fiscal year was higher than that of the Bloomberg Barclays Municipal Index and the Bloomberg Barclays Municipal High Yield Index. The Fund benefited from a maturity structure in which approximately 55% of the portfolio matures beyond 15 years. This was a performance contributor during a period in which yields inside of 10 years saw a lift higher. Credit exposure was also a plus for returns as the strong technical back drop kept demand for lower rated bonds

Wasmer Schroeder High Yield Municipal Fund
strong throughout the 12 month period; approximately 69% of the Fund was allocated to bonds rated ‘BBB’ and lower.

At this point in the narrative, it is instructive to highlight the differences between the Fund and the High Yield Index – particularly the sector concentrations within the Index that can often create performance noise for benchmarking purposes. For example, the Tobacco, Healthcare and Puerto Rico sectors represented approximately 45% of the Bloomberg Barclays Municipal High Yield Index versus just 23% for the Fund over the period. Furthermore, all of the Fund’s 5.75% exposure to Puerto Rico was limited to insured credits which provides a primary source of repayment in the event of an underlying issuer default.

All sectors within the Fund were positive during the period from a total return standpoint. The Fund’s exposure to the Housing, State Appropriation and Higher Education sectors outperformed. These three sectors represented approximately 20% of Fund assets during the period. The Fund’s exposures to the Electric, Transportation and Industrial Revenue sectors underperformed. As previously mentioned, duration and credit were primary drivers of these performance trends within the portfolio. As spreads have declined throughout the course of the year, we have been reinvesting the portfolio with a preference towards ‘A’ and ‘BBB’ rated names rather than below investment grade and non-rated issuers. The declining risk premiums between these ratings categories has resulted in diminishing relative value opportunities and we believe the correlation of forward performance between ratings categories and sectors has increased. Consistent with our long-term approach to credit, we will continue to focus on the areas of the market where we see the greatest relative value for investors rather than simply chasing rating categories. We believe this approach puts the Wasmer Schroeder High Yield Municipal Fund in a more opportunistic position to mitigate against potential spread widening while also maintaining a higher degree of liquidity to capitalize on opportunities that might develop over the coming quarters.

As of February 28, 2018, the Fund’s duration-to-worst was 5.4 years and the Fund’s average maturity was 16.6 years. The Fund ended the six month period with a portfolio consisting of 134 individual securities. This reflects our belief that diversification is an important risk-management component of any strategy that focuses on credit opportunities.

We look forward to continuing to serve your investment needs in the future and we encourage you to contact us if you have any questions about your investment in the Wasmer Schroeder High Yield Municipal Fund.

Jason D. Diefenthaler
Director of Tax Exempt Portfolio Management
Wasmer, Schroeder & Company

Wasmer Schroeder High Yield Municipal Fund
Past performance is not a guarantee of future results.

Opinions expressed above are those of the adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in municipal securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse political, legislative, regulatory and economic developments.  The Fund may invest in securities which involve limited liquidity that can be difficult to sell.  Income from investments in tax-exempt securities may be subject to state and local taxes and a portion of income could be subject to the federal alternative minimum tax.

Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Bond ratings provide the probability of an issuer defaulting based on the credit rating agency’s analysis of the issuer’s financial condition and profit potential.  Bond rating services are provided by Standard & Poor’s Ratings Service, Moody’s Investors Service, Inc., and Fitch Ratings, Inc.  Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default).

Certain investments in the Fund are covered by bond insurance issued by a monoline bond insurer.  Bond insurance is a type of credit enhancement.  A bond insurer unconditionally and irrevocably guarantees that interest and principal will be paid as scheduled even if the bond issuer defaults.  A monoline bond insurer backs debt securities only and is not exposed to risks from other lines of business.

Diversification does not assure a profit or protect against risk in a declining market.

The Bloomberg Barclays Municipal High Yield Index is a rules-based, market-value-weighted index.  Bonds eligible for inclusion in the Index must have a credit quality classification of Ba1/BB+ or lower or be unrated or nonrated by all three categories.  They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million.  The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

The Bloomberg Barclays Municipal Bond Index is a rules-based, market-weighted index which represents the long-term tax-exempt bond market.  Bonds eligible for inclusion in the index must be rated investment grade and have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must also be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

The Bloomberg Barclays U.S. Treasury Index measures U.S. dollar-denominated, fixed rate, nominal debt issued by the U.S. Treasury.  The index does not include U.S. Treasury bills.

An investment cannot be made directly in an index.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed to the redemption date which would provide the lowest yield (for callable bonds) or highest yield (for putable bonds).  For securities without calls or puts, duration-to-worst is calculated to maturity.

Average maturity is the weighted average maturity of the securities in the portfolio, expressed in years.

Cash flow is the net amount of cash and cash equivalents moving into and out of a business.

Basis point equals 1/100th of 1%.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at February 28, 2018 (Unaudited)

As a Percentage of Total Municipal Bonds

Municipal Bond Type

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at February 28, 2018 (Unaudited)

As a Percentage of Total Investments

Credit Rating

Credit ratings are determined by using the middle rating of Moody’s Investors Service©, Inc., Standard and Poor’s® Ratings Group and Fitch Ratings, Inc. and the lowest rating when fewer than three ratings are assigned.

Wasmer Schroeder High Yield Municipal Fund

Comparison of the change in value of a $100,000 investment in the
Wasmer Schroeder High Yield Municipal Fund – Institutional Class vs. the
Bloomberg Barclays Municipal High Yield Index and the
Bloomberg Barclays Municipal Bond Index

		Since Inception
Average Annual Total Return:	One Year	(3/31/14)
Wasmer Schroeder High Yield Municipal Fund – Institutional Class	5.42%	6.30%
Bloomberg Barclays Municipal High Yield Index	4.74%	5.33%
Bloomberg Barclays Municipal Bond Index	2.50%	3.30%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-855-WSC-MUNI (1-855-972-6864).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  For the years ended February 28, 2017 and February 28, 2018, the adviser recouped previously waived fees.  In the absence of the recoupment, returns would be higher.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Bloomberg Barclays Municipal High Yield Index is a rules-based, market-value-weighted index.  Bonds eligible for inclusion in the index must have a credit quality classification of Ba1/BB+ or lower or be unrated or nonrated by all three categories.  They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million.  The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

The Bloomberg Barclays Municipal Bond Index is a rules-based, market-weighted index which represents the long-term tax-exempt bond market.  Bonds eligible for inclusion in the index must be rated investment grade and have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must also be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at February 28, 2018 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/17 – 2/28/18).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Effective January 1, 2018, actual net expenses are limited to 0.75% of the Fund’s average daily net assets per the operating expenses limitation agreement. Prior to January 1, 2018, actual net expenses were limited to 0.95%. Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Wasmer Schroeder High Yield Municipal Fund
EXPENSE EXAMPLE at February 28, 2018 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	9/1/17	2/28/18	9/1/17 – 2/28/18
Actual	$1,000.00	$ 998.00	$4.36
Hypothetical	$1,000.00	$1,020.43	$4.41
(5% return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2018

	Principal
MUNICIPAL BONDS – 95.84%	Amount	Value
California – 4.64%
California Statewide Communities
Development Revenue Bonds
5.25%, 12/1/2029 (Callable 12/1/2024)	$1,500,000	$1,654,530
5.25%, 12/1/2044 (Callable 12/1/2024)	500,000	535,995
Palomar Health California Revenue Bonds
5.00%, 11/1/2028 (Callable 11/1/2026)	1,345,000	1,507,409
San Joaquin Hills Transportation Corridor
Agency Revenue Bonds
5.25%, 1/15/2049 (Callable 1/15/2025)	1,650,000	1,793,385
		5,491,319
Colorado – 2.53%
Colorado Health Facilities Authority Revenue Bonds
5.00%, 6/1/2042 (Callable 6/1/2027)	1,200,000	1,301,580
Denver Colorado Convention Center Hotel
Authority Revenue Bonds
5.00%, 12/1/2033 (Callable 12/1/2026)	1,500,000	1,689,870
		2,991,450
District of Columbia – 1.48%
District of Columbia Revenue Bonds
6.25%, 10/1/2032 (Callable 4/1/2021)	220,000	234,533
6.50%, 10/1/2041 (Callable 4/1/2021)	15,000	17,094
6.50%, 10/1/2041 (Callable 4/1/2021)	1,400,000	1,496,250
		1,747,877
Florida – 9.38%
Babcock Ranch Community Independent
Special District Revenue Bonds
4.25%, 11/1/2021	495,000	505,761
4.75%, 11/1/2026 (Callable 11/1/2025)	925,000	952,491
5.00%, 11/1/2031 (Callable 11/1/2025)	155,000	157,654
5.25%, 11/1/2046 (Callable 11/1/2025)	265,000	267,141
Collier County Health Facilities Authority Revenue Bonds
5.00%, 5/1/2045 (Callable 5/1/2025)	2,500,000	2,758,999
Florida Gulf Coast University Financing Corp. Revenue Bonds
5.00%, 2/1/2043 (Callable 2/1/2023)	600,000	654,720
Florida Higher Educational Facilities Financial
Authority Revenue Bonds
5.00%, 4/1/2032 (Callable 4/1/2022)	500,000	533,175
Halifax Hospital Medical Center Florida
Hospital Revenue Bonds
5.00%, 6/1/2036 (Callable 6/1/2026)	1,500,000	1,632,975

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2018, Continued

	Principal
	Amount	Value
Florida – 9.38% (Continued)
Lee County Industrial Development Authority Revenue Bonds
4.50%, 10/1/2032 (Callable 10/1/2022)	$500,000	$506,235
5.50%, 10/1/2047 (Callable 10/1/2022)	1,000,000	1,074,930
Midtown Miami Community Development
District Special Assessment
5.00%, 5/1/2037 (Callable 5/1/2023)	350,000	367,164
Palm Beach County Health Facilities Authority Revenue Bonds
7.25%, 6/1/2034 (Callable 6/1/2022)	850,000	983,170
Talis Park Community Development
District Special Assessment
5.25%, 5/1/2021	145,000	145,447
Town of Davie Florida Revenue Bonds
6.00%, 4/1/2042 (Callable 4/1/2023)	500,000	562,655
		11,102,517
Georgia – 1.95%
Cobb County Kennestone Hospital Authority Revenue Bonds
5.00%, 4/1/2037 (Callable 4/1/2027)	500,000	557,575
Private Colleges & Universities Authority Revenue Bonds
5.00%, 4/1/2044 (Callable 4/1/2024)	1,625,000	1,754,643
		2,312,218
Guam – 1.59%
Guam Government Waterworks Authority Revenue Bonds
5.00%, 7/1/2035 (Callable 7/1/2024)	500,000	535,110
Guam Power Authority Revenue Bonds
5.00%, 10/1/2021	495,000	534,283
5.00%, 10/1/2034 (Callable 10/1/2022)	780,000	815,334
		1,884,727
Illinois – 12.50%
Chicago Board of Education General Obligation Bonds
5.50%, 12/1/2026 (AGC Insured)	1,500,000	1,738,200
5.00%, 12/1/2042 (Callable 12/1/2022) (AGM Insured)	1,000,000	1,062,050
Chicago Illinois Wastewater Transmission Revenue Bonds
5.00%, 1/1/2027 (Callable 1/1/2022)	345,000	373,942
City of Chicago Illinois General Obligation Bonds
5.00%, 1/1/2024	520,000	561,075
5.00%, 1/1/2025	1,285,000	1,393,017
5.00%, 1/1/2029 (Callable 1/1/2020) (AGM Insured)	500,000	522,765
5.25%, 1/1/2033 (Callable 4/2/2018)	315,000	315,425
5.50%, 1/1/2039 (Callable 1/1/2025)	1,025,000	1,080,934

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2018, Continued

	Principal
	Amount	Value
Illinois – 12.50% (Continued)
City of Chicago Illinois Sales Tax Revenue Bonds
5.00%, 1/1/2032 (Callable 1/1/2025)	$250,000	$291,918
City of Chicago Illinois Waterworks Revenue Bonds
4.25%, 11/1/2018 (AGM Insured)	150,000	152,622
5.00%, 11/1/2026	530,000	607,279
5.00%, 11/1/2044 (Callable 11/1/2024)	1,000,000	1,079,780
Metropolitan Pier & Exposition Authority Revenue Bonds
5.20%, 6/15/2050 (Callable 6/15/2020)	2,050,000	2,093,665
State of Illinois General Obligation Bonds
5.00%, 2/1/2021	600,000	624,876
5.25%, 7/1/2030 (Callable 7/1/2023)	1,020,000	1,054,374
5.00%, 5/1/2034 (Callable 5/1/2024)	525,000	533,589
5.00%, 2/1/2039 (Callable 2/1/2024)	1,285,000	1,298,698
		14,784,209
Iowa – 1.55%
Iowa Higher Education Loan Authority Revenue Bonds
5.00%, 10/1/2037 (Callable 10/1/2025)	1,825,000	1,838,669

Maine – 1.39%
Maine Health & Higher Education
Facilities Authority Revenue Bonds
5.00%, 7/1/2024 (Callable 7/1/2023)	850,000	922,666
5.00%, 7/1/2027 (Callable 7/1/2023)	300,000	318,546
5.00%, 7/1/2033 (Callable 7/1/2023)	395,000	408,691
		1,649,903
Maryland – 6.11%
Baltimore Maryland Convention Center Revenue Bonds
5.00%, 9/1/2024	250,000	286,618
5.00%, 9/1/2030 (Callable 9/1/2027)	1,060,000	1,219,783
5.00%, 9/1/2031 (Callable 9/1/2027)	1,000,000	1,139,930
Maryland State Economic Development
Corp. Transportation Revenue Bonds
5.00%, 6/1/2035 (Callable 6/1/2028)	1,650,000	1,844,915
Maryland State Economic Development Corp.
Student Housing Revenue Bonds
5.00%, 7/1/2039 (Callable 7/1/2025)	1,000,000	1,081,420
Rockville Maryland Mayor & Council
Economic Development Revenue Bonds
5.00%, 11/1/2027 (Callable 11/1/2024)	500,000	565,745
5.00%, 11/1/2035 (Callable 11/1/2024)	500,000	549,800
5.00%, 11/1/2042 (Callable 11/1/2024)	500,000	544,500
		7,232,711

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2018, Continued

	Principal
	Amount	Value
Massachusetts – 1.87%
Massachusetts Development Finance Agency Revenue Bonds
5.00%, 7/1/2028 (Callable 7/1/2026)	$1,000,000	$1,131,450
5.00%, 7/1/2044 (Callable 7/1/2025)	500,000	541,375
5.125%, 7/1/2044 (Callable 7/1/2024)	500,000	540,120
		2,212,945
Michigan – 7.39%
City of Detroit Michigan General Obligation Bonds
5.25%, 4/1/2023 (Callable 4/2/2018) (AMBAC Insured)	58,900	58,902
City of Detroit Michigan Sewage
Disposal System Revenue Bonds
7.00%, 7/1/2027 (Callable 7/1/2019) (AGM Insured)	1,000,000	1,069,270
County of Wayne Michigan General Obligation Bonds
5.00%, 2/1/2038 (Callable 4/2/2018) (AGM Insured)	1,000,000	1,002,510
Detroit Michigan City School District
General Obligation Bonds
5.25%, 5/1/2032 (AGM Insured)	300,000	360,423
Detroit Wayne County Stadium Authority Revenue Bonds
5.00%, 10/1/2020 (AGM Insured)	565,000	600,510
5.00%, 10/1/2026 (Callable 10/1/2022) (AGM Insured)	275,000	296,780
Michigan Finance Authority Revenue Bonds
5.00%, 7/1/2032 (Callable 7/1/2024) (AGM Insured)	1,000,000	1,115,110
5.00%, 7/1/2034 (Callable 7/1/2024) (NATL Insured)	870,000	950,719
5.00%, 7/1/2035 (Callable 7/1/2025)	1,015,000	1,109,892
5.00%, 7/1/2044 (Callable 7/1/2024)	1,500,000	1,607,341
Ypsilanti Michigan School District General Obligation Bonds
5.00%, 5/1/2027 (Callable 5/1/2026) (BAM Insured)	500,000	569,195
		8,740,652
Minnesota – 5.30%
Southcentral Minnesota Multi-County Housing &
Redevelopment Authority Revenue Bonds
3.33%, 2/1/2000 (a)	15,000	9,300
3.33%, 2/1/2002 (a)	30,000	18,600
3.33%, 2/1/2005 (a)	20,000	12,400
3.33%, 2/1/2006 (a)	20,000	12,400
3.33%, 2/1/2007 (a)	65,000	40,300
3.33%, 6/1/2008 (a)	10,000	6,200
3.33%, 2/1/2017 (a)	450,000	279,000
3.33%, 2/1/2025 (a)	9,500,000	5,890,000
		6,268,200

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2018, Continued

	Principal
	Amount	Value
New Hampshire – 0.50%
Manchester New Hampshire Airport Revenue Bonds
5.00%, 1/1/2023	$530,000	$589,667

New Jersey – 6.08%
City of Atlantic City New Jersey General Obligation Bonds
5.00%, 3/1/2025 (BAM Insured)	350,000	394,356
5.00%, 3/1/2026 (BAM Insured)	215,000	243,900
5.00%, 3/1/2027 (BAM Insured)	100,000	114,144
5.00%, 3/1/2042 (Callable 3/1/2027) (BAM Insured)	550,000	603,410
New Jersey Economic Development Authority
School Facilities Revenue Bonds
5.00%, 6/15/2025	500,000	549,530
5.00%, 6/15/2034 (Callable 6/15/2024)	1,000,000	1,045,420
New Jersey Transportation Trust Fund
Authority Revenue Bonds
5.00%, 6/15/2025 (Callable 6/15/2023)	1,000,000	1,079,780
4.625%, 6/15/2030 (Callable 6/15/2025)	1,000,000	1,042,970
5.00%, 6/15/2044 (Callable 6/15/2024)	1,000,000	1,032,020
South Jersey Transportation Authority Revenue Bonds
5.00%, 11/1/2039 (Callable 11/1/2024)	1,000,000	1,084,090
		7,189,620
New York – 5.82%
Brooklyn Arena Local Development Corp. Revenue Bonds
4.00%, 7/15/2031 (Callable 1/15/2027) (AGM Insured)	500,000	525,530
5.00%, 7/15/2042 (Callable 1/15/2027)	2,000,000	2,209,300
New York City Industrial Development Agency Revenue Bonds
5.00%, 1/1/2019 (Callable 4/2/2018) (AMBAC Insured)	510,000	511,586
5.00%, 1/1/2031 (Callable 4/2/2018) (AMBAC Insured)	70,000	70,183
5.00%, 1/1/2046 (Callable 4/2/2018) (AMBAC Insured)	1,400,000	1,409,268
New York Liberty Development Corp. Revenue Bonds
5.25%, 10/1/2035	1,755,000	2,155,649
		6,881,516
Oregon – 1.31%
Clackamas County Hospital Facility Authority Revenue Bonds
5.00%, 11/15/2047 (Callable 11/15/2025)	450,000	481,383
5.00%, 11/15/2052 (Callable 11/15/2025)	1,000,000	1,065,620
		1,547,003
Pennsylvania – 4.92%
Commonwealth Financing Authority Tobacco
Master Settlement Payment Revenue Bonds
5.00%, 6/1/2035 (Callable 6/1/2028)	1,000,000	1,101,010

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2018, Continued

	Principal
	Amount	Value
Pennsylvania – 4.92% (Continued)
Pennsylvania Turnpike Commission Revenue Bonds
5.00%, 12/1/2030 (Callable 12/1/2025)	$500,000	$559,480
5.00%, 12/1/2040 (Callable 12/1/2025)	1,500,000	1,664,340
Philadelphia Gas Works Co. Revenue Bonds
5.00%, 10/1/2032 (Callable 10/1/2026)	500,000	566,250
School District of Philadelphia General Obligation Bonds
5.00%, 9/1/2019	250,000	261,045
5.00%, 9/1/2027 (Callable 9/1/2026)	1,500,000	1,669,980
		5,822,105
Puerto Rico – 5.16%
Commonwealth of Puerto Rico General Obligation Bonds
5.50%, 7/1/2020 (NATL Insured)	665,000	673,086
Puerto Rico Commonwealth Aqueduct &
Sewer Authority Revenue Bonds
5.00%, 7/1/2028 (Callable 7/1/2018) (AGC Insured)	1,020,000	1,022,672
Puerto Rico Electric Power Authority Revenue Bonds
5.00%, 7/1/2022 (Callable 4/2/2018) (NATL Insured)	555,000	551,482
5.00%, 7/1/2023 (Callable 4/2/2018) (NATL Insured)	180,000	178,234
5.00%, 7/1/2024 (Callable 4/2/2018) (NATL Insured)	420,000	414,061
5.00%, 7/1/2024 (Callable 4/2/2018) (AGM Insured)	450,000	451,197
Puerto Rico Highways & Transportation
Authority Revenue Bonds
5.00%, 7/1/2018 (Callable 4/2/2018) (NATL Insured)	195,000	195,314
4.75%, 7/1/2038 (Callable 7/1/2018) (NATL Insured)	2,000,000	1,688,061
Puerto Rico Municipal Finance Agency Revenue Bonds
5.25%, 8/1/2022 (AGC Insured)	870,000	925,819
		6,099,926
South Carolina – 2.31%
South Carolina Public Service Authority Revenue Bonds
5.00%, 12/1/2037 (Callable 12/1/2026)	1,000,000	1,109,750
5.00%, 12/1/2056 (Callable 12/1/2026)	1,500,000	1,622,370
		2,732,120
Tennessee – 1.21%
Chattanooga Health Educational & Housing
Facility Board Revenue Bonds
5.00%, 10/1/2035 (Callable 10/1/2025)	650,000	706,290
Chattanooga Tennessee Health, Educational,
and Student Housing Facility Board Revenue Bonds
5.00%, 10/1/2029 (Callable 10/1/2025)	500,000	562,650
5.00%, 10/1/2030 (Callable 10/1/2025)	150,000	164,318
		1,433,258

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2018, Continued

	Principal
	Amount	Value
Texas – 5.28%
Austin Convention Enterprises, Inc. Revenue Bonds
5.00%, 1/1/2032 (Callable 1/1/2027)	$575,000	$636,324
5.00%, 1/1/2034 (Callable 1/1/2027)	850,000	929,874
Central Texas Regional Mobility Authority Revenue Bonds
4.00%, 1/1/2041 (Callable 1/1/2026)	795,000	782,574
5.00%, 1/1/2046 (Callable 1/1/2026)	2,000,000	2,180,940
Central Texas Turnpike System Revenue Bonds
5.00%, 8/15/2034 (Callable 8/15/2024)	1,000,000	1,107,870
5.00%, 8/15/2037 (Callable 8/15/2024)	550,000	606,623
		6,244,205
Vermont – 0.70%
City of Burlington Vermont Airport Revenue Bonds
4.00%, 7/1/2028 (Callable 7/1/2022)	795,000	823,763

Virginia – 1.37%
City of Chesapeake Virginia Expressway
Toll Road Revenue Bonds
4.125%, 7/15/2042 (Callable 7/15/2022)	510,000	522,169
5.00%, 7/15/2047 (Callable 7/15/2022)	1,015,000	1,092,769
		1,614,938
Washington – 2.61%
Greater Wenatchee Regional Events Center
Public Facilities District Revenue Bonds
4.50%, 9/1/2022	190,000	194,583
5.25%, 9/1/2032 (Callable 9/1/2022)	1,000,000	1,024,100
Skagit County Public Hospital District No. 1 Revenue Bonds
5.00%, 12/1/2022	750,000	818,655
4.00%, 12/1/2026	500,000	522,890
5.00%, 12/1/2037 (Callable 12/1/2023)	500,000	530,930
		3,091,158
Wisconsin – 0.89%
Wisconsin Health & Educational Facilities
Authority Revenue Bonds
5.25%, 12/1/2049 (Callable 12/1/2022)	1,000,000	1,053,860
TOTAL MUNICIPAL BONDS (Cost $110,552,719)		113,380,536

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2018, Continued

MONEY MARKET FUND – 3.24%	Shares	Value
Fidelity Institutional Money Market Funds –
Government Portfolio, Institutional Class, 1.26% (b)	3,836,369	$3,836,369
TOTAL MONEY MARKET FUND (Cost $3,836,369)		3,836,369
Total Investments (Cost $114,389,088) – 99.08%		117,216,905
Other Assets in Excess of Liabilities – 0.92%		1,082,615
TOTAL NET ASSETS – 100.00%		$118,299,520

Scheduled principal and interest payments are guaranteed by the following bond insurers.
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal Corp.
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual
NATL – National Public Finance Guarantee
The insurance does not guarantee the market value of the municipal bonds.
(a)
The securities are in default and are not making full payments of interest and principal when due. The securities are making semi-annual distributions of variable amounts of cash flow. These amounts are determined by factors including, but not limited to, property occupancy levels, per unit rental rates and capital reinvestment expenses. The coupon accrual rate being utilized by the Fund is reviewed annually for consistency by the portfolio manager and will generally be based upon 50-150% of prior period distributions, depending on changes in the previously mentioned factors.

(b)	Rate shown is the 7-day annualized yield at February 28, 2018.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2018

ASSETS
Investments, at market value (cost $114,389,088)	$117,216,905
Receivables
Fund shares sold	93,261
Interest	1,304,415
Prepaid expenses	16,523
Total assets	118,631,104

LIABILITIES
Payables
Distributions payable	205,863
Due to adviser	50,208
Administration and fund accounting fees	30,471
Audit fees	19,900
Transfer agent fees and expenses	8,134
Reports to shareholders	5,183
Fund shares redeemed	4,729
Chief Compliance Officer fee	2,250
Legal fees	1,883
Custody fees	1,043
Accrued expenses	1,920
Total liabilities	331,584
NET ASSETS	$118,299,520

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	11,132,768
Net asset value, redemption price and offering price per share	$10.63

COMPONENTS OF NET ASSETS
Paid-in capital	$115,310,111
Accumulated undistributed net investment income	40,737
Accumulated undistributed net realized gain on investments	120,855
Net unrealized appreciation on investments	2,827,817
Total net assets	$118,299,520

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF OPERATIONS For the Year Ended February 28, 2018

NET INVESTMENT INCOME
Income
Interest	$4,606,333
Total investment income	4,606,333

Expenses
Advisory fees (Note 4)	726,126
Administration and fund accounting fees (Note 4)	113,460
Transfer agent fees and expenses (Note 4)	31,474
Registration fees	20,021
Audit fees	19,901
Trustee fees and expenses	12,119
Legal fees	10,255
Chief Compliance Officer fees (Note 4)	9,000
Custody fees (Note 4)	5,911
Shareholder reporting	5,697
Miscellaneous	5,056
Insurance	3,103
Total expenses before recoupment	962,123
Plus: recoupment by adviser (Note 4)	37,015
Net expenses	999,138
Net investment income	3,607,195

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	316,152
Change in unrealized appreciation on investments	1,417,956
Net realized and unrealized gain on investments	1,734,108
Net increase in net assets resulting from operations	$5,341,303

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	February 28,	February 28,
	2018	2017
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,607,195	$3,834,930
Net realized gain on investments	316,152	902,568
Capital gain distributions from
regulated investment companies	—	1,310
Change in unrealized
appreciation on investments	1,417,956	(3,089,150)
Net increase in net assets
resulting from operations	5,341,303	1,649,658

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(3,601,658)	(3,822,125)
Net realized gains on investments	(234,125)	(907,204)
Total distributions	(3,835,783)	(4,729,329)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	36,287,850	32,921,648
Proceeds from shares issued in
reinvestment of dividends	2,733,454	3,777,186
Cost of shares redeemed+	(21,420,155)	(36,273,562)
Net increase in net assets resulting
from capital share transactions	17,601,149	425,272

Total increase/(decrease) in net assets	19,106,669	(2,654,399)

NET ASSETS
Beginning of year	99,192,851	101,847,250
End of year	$118,299,520	$99,192,851
Accumulated undistributed net investment income	$40,737	$35,200

CHANGES IN SHARES OUTSTANDING
Shares sold	3,373,514	3,068,096
Shares issued in reinvestment of dividends	254,437	353,058
Shares redeemed	(1,997,053)	(3,383,878)
Net increase in shares outstanding	1,630,898	37,276

+ Net of redemption fees of $7,120 and $5,504, respectively.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

				For the period
	For the	For the	For the	March 31, 2014*
	Year Ended	Year Ended	Year Ended	through
	February 28,	February 28,	February 29,	February 28,
	2018	2017	2016	2015
Net asset value,
beginning of period	$10.44	$10.76	$10.78	$10.00
Income from
investment operations:
Net investment income^	0.36	0.40	0.51	0.53
Net realized and unrealized
gain/(loss) on investments	0.20	(0.22)	(0.02)	0.77
Total from
investment operations	0.56	0.18	0.49	1.30
Less distributions to shareholders:
From net investment income	(0.35)	(0.40)	(0.51)	(0.52)
From net realized
gains on investments	(0.02)	(0.10)	—	—
Total dividends	(0.37)	(0.50)	(0.51)	(0.52)

Redemption fees^#	0.00	0.00	0.00	0.00

Net asset value, end of period	$10.63	$10.44	$10.76	$10.78

Total return	5.42%	1.65%	4.67%	13.27	%+

Supplemental data and ratios:
Net assets, end of
period (thousands)	$118,300	$99,193	$101,847	$82,400
Ratio of net expenses
to average net assets:
Before fee
waivers/recoupment	0.88%	0.95%	1.01%	1.08	%++
After fee waivers/recoupment	0.92%	0.97%	1.00%	1.00	%++
Ratio of net investment income
to average net assets:
Before fee
waivers/recoupment	3.34%	3.76%	4.77%	5.48	%++
After fee waivers/recoupment	3.30%	3.74%	4.78%	5.56	%++
Portfolio turnover rate	11%	32%	27%	16	%+

*	Commencement of operations.
^	Based on average shares outstanding.
#	Amount is less than $0.01 per share.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2018

NOTE 1 – ORGANIZATION

The Wasmer Schroeder High Yield Municipal Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Fund is to seek to generate a high level of interest income that is not subject to federal income tax.  The Fund currently offers an Institutional Class which commenced operations on March 31, 2014, prior to which, its only activity was a transfer in-kind of securities and cash.  This transfer in-kind was nontaxable, whereby the Fund issued 4,369,546 shares on March 31, 2014.  The fair value and cost of securities received by the Fund was $41,842,498 and $41,966,736, respectively.  In addition, the Fund received $1,852,959 of cash and interest receivable.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2015-2017 or expected to be taken in the Fund’s 2018 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2018, Continued

C.
Security Transactions, Income, Expenses and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized/accreted over the life of the respective security using the effective interest method.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory and custodian fees.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees:  The Fund charges a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  During the year ended February 28, 2018, the Fund retained $7,120 in redemption fees.

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of February 28, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2018, Continued

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Debt Securities:  Debt securities are valued at their bid prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2018, Continued

Illiquid Securities:  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to hold no more than 15% of its net assets in illiquid securities.  As of February 28, 2018, the Fund had investments in illiquid securities with a total value of $6,268,200 or 5.30% of total net assets.

Information concerning these illiquid securities is as follows:

Security	PAR	Dates Acquired	Cost Basis
Southcentral MN Revenue Bonds	$10,110,000	9/04 – 2/14	$4,433,456

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.  The Fund did not hold Rule 144A securities at February 28, 2018.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 28, 2018:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$113,380,536	$—	$113,380,536
Money Market Fund	3,836,369	—	—	3,836,369
Total Investments	$3,836,369	$113,380,536	$—	$117,216,905

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2018, Continued

Refer to the Fund’s schedule of investments for a detailed break-out of municipal bonds by state.  Transfers between levels are recognized at February 28, 2018, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended February 28, 2018.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 28, 2018, Wasmer, Schroeder & Company, LLC (the “Adviser”) provided the Fund with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. Effective January 1, 2018, as compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. Prior to January 1, 2018, the annual rate was 0.70% of the Fund’s average daily net assets.  For the year ended February 28, 2018, the Fund incurred $726,126 in advisory fees.

The Fund is responsible for its own operating expenses.  Effective January 1, 2018, the Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to 0.75% of average daily net assets of the Fund’s Institutional Class. Prior to January 1, 2018, the Fund’s total annual operating expenses were limited to 0.95% of average daily net assets. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by a Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended February 28, 2018, the Adviser recouped fees in the amount of $37,015.  Cumulative expenses subject to recapture amounted to $5,983 at February 28, 2018.  The expense limitation will remain in effect through at least June 27, 2019, and may be terminated only by the Trust’s Board of Trustees.  The cumulative expenses of $5,983 will expire as follows:

Date	Amount
2/28/2019	$5,983

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2018, Continued

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A. as he was recently, previously employed by USBFS. This same Trustee was recently an interested person of the Distributor.

For the year ended February 28, 2018, the Fund incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$113,460
Transfer Agency (excludes out-of-pocket expenses)	21,191
Chief Compliance Officer	9,000
Custody	5,911

At February 28, 2018, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$30,471
Transfer Agency (excludes out-of-pocket expenses)	5,477
Chief Compliance Officer	2,250
Custody	1,043

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $28,341,492 and $11,167,163, respectively.  The Fund had no long-term purchases or sales of U.S. Government securities during the year ended February 28, 2018.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2018, Continued

NOTE 6 – LINE OF CREDIT

The Fund has an unsecured line of credit in the amount of $10,000,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank N.A. During the year ended February 28, 2018, the Fund did not draw upon its line of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended February 28, 2018 and February 28, 2017 was as follows:

	Year Ended	Year Ended
	February 28, 2018	February 28, 2017
Ordinary income	$103,251	$252,052
Tax-exempt income	3,404,745	3,564,321
Long-term capital gain	202,973	907,204

As of February 28, 2018, the components of capital on a tax basis were as follows:

Cost of investments (a)	$114,389,088
Gross unrealized appreciation	3,835,676
Gross unrealized depreciation	(1,007,859)
Net unrealized appreciation (a)	2,827,817
Undistributed ordinary and tax-exempt income	246,600
Undistributed long-term capital gains	120,855
Total distributable earnings	367,455
Other accumulated gains/(losses)	(205,863)
Total accumulated earnings/(losses)	$2,989,409

(a)  Book-basis and tax-basis net unrealized appreciation are the same.

At February 28, 2018 “Other accumulated gains/losses” consisted of distributions payable of $205,863.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

High Yield Risk – High yield debt obligations (commonly known as “junk bonds”) are speculative investments and entail greater risk of loss of principal than securities and loans that are investment grade rated because of their greater exposure to credit

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2018, Continued

risk. The high yield market at times is subject to substantial volatility and high yield debt obligations may be less liquid than higher quality securities.

Fixed Income Securities Risks – The Fund may invest in fixed income (debt) securities, which are generally subject to the following risks:

o
Interest Rate Risk. The market value of fixed income securities changes in response to interest rate changes and other factors. Generally, the price of fixed income securities will increase as interest rates fall and will decrease as interest rates rise. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant. The magnitude of changes in the price of fixed income securities is generally greater for those securities with longer maturities.

o
Extension Risk.  If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

o
Credit Risk. The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. The Fund may invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including payment default, than higher quality debt securities.  The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

o
Prepayment Risk. Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates, and the Fund may have to invest the proceeds in lower-yielding securities.

Rule 144A Securities Risk – The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds.

Liquidity Risk – The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

Political, Legislative or Regulatory Risk – The municipal securities market generally or certain municipal securities in particular may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2018, Continued

Reinvestment Risk – A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Tax and Taxability Risk – Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax. The Fund relies on the opinion of the issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to federal income tax. However, after the Fund buys a security issued as tax-exempt, the Internal Revenue Service may determine that interest on the security should, in fact, be taxable, in which event the dividends the Fund pays with respect to that interest would be subject to federal income tax.

NOTE 9 – REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1.     Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2.     Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

Wasmer Schroeder High Yield Municipal Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advisors Series Trust and
Shareholders of Wasmer Schroeder High Yield Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wasmer Schroeder High Yield Municipal Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 28, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years then ended and for the period March 31, 2014 (commencement of operations) to February 28, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years then ended and for the period March 31, 2014 (commencement of operations) to February 28, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 30, 2018

Wasmer Schroeder High Yield Municipal Fund

NOTICE TO SHAREHOLDERS at February 28, 2018 (Unaudited)

For the year ended February 28, 2018, the Fund designated $103,251 and $3,404,745, respectively, as ordinary income and tax-exempt income for purposes of the dividends paid deduction. For the year ended February 28, 2018, the Fund designated $202,973 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended February 28, 2018, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Fund. For shareholders in the Fund, none of the income distributed for the year ended February 28, 2018 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

The percentage of ordinary income distributions that are designated as interest related income under Internal Revenue section 87J(k)(J)(C) for the year ended February 28, 2018 was 100.0%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended February 28, 2018 was 30.17%.

The percentage of ordinary income distributions exempt from federal tax for the year ended February 28, 2018 was 97.16%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-WSC-MUNI or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-WSC-MUNI.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-WSC-MUNI.

Wasmer Schroeder High Yield Municipal Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Age	Held with	of Time	During Past	Overseen by	Past Five
and Address	the Trust	Served	Five Years	Trustee(2)	Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	1	Trustee,
(age 71)		term;	Gamma Delta		Advisors
615 E. Michigan Street		since	Housing Corporation		Series Trust
Milwaukee, WI 53202		March	(collegiate housing		(for series not
		2014.	management)		affiliated with
			(2012 to present);		the Fund);
			Trustee and Chair		Independent
			(2000 to 2012),		Trustee from
			New Covenant Mutual		1999 to 2012,
			Funds (1999 to 2012);		New Covenant
			Director and Board		Mutual Funds
			Member, Alpha		(an open-end
			Gamma Delta		investment
			Foundation		company with
			(philanthropic		4 portfolios).
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 57)		term*;	Managing Director		Advisors
615 E. Michigan Street		since	and Vice President,		Series Trust
Milwaukee, WI 53202		March	Jensen Investment		(for series not
		2017.	Management, Inc.		affiliated with
			(a privately-held		the Fund).
investment advisory
firm) (2002 to 2017).

George J. Rebhan	Chairman	Indefinite	Retired; formerly	1	Trustee,
(age 83)	of the	term;	President, Hotchkis		Advisors
615 E. Michigan Street	Board	since	and Wiley Funds		Series Trust
Milwaukee, WI 53202	and	May	(mutual funds)		(for series not
	Trustee	2002.	(1985 to 1993).		affiliated with
the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Wasmer Schroeder High Yield Municipal Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Age	Held with	of Time	During Past	Overseen by	Past Five
and Address	the Trust	Served	Five Years	Trustee(2)	Years(3)
Joe D. Redwine(4)	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 70)		term;	President, CEO,		Advisors
615 E. Michigan Street		since	U.S. Bancorp Fund		Series Trust
Milwaukee, WI 53202		January	Services, LLC		(for series not
		2018.	(May 1991 to		affiliated with
			July 2017);		the Fund).
formerly Manager,
U.S. Bancorp Fund
Services, LLC
(1998 to July 2017).

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	1	Trustee,
(age 59)		term*;	Group, Inc.		Advisors
615 E. Michigan Street		since	(financial		Series Trust
Milwaukee, WI 53202		January	consulting firm)		(for series not
		2016.	(1998 to present).		affiliated with
the Fund);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit
Fund and
DoubleLine
Income
Solutions
Fund, from
2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

Wasmer Schroeder High Yield Municipal Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Age	Held with	of Time	Principal Occupation
and Address	the Trust	Served	During Past Five Years
Officers

Douglas G. Hess	President,	Indefinite	Senior Vice President, Compliance and
(age 50)	Chief	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Executive	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Officer and
Principal
Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 56)	and	term; since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	December	(October 1998 to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 46)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund
(age 60)	President,	term; since	Services, LLC and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	September	(February 2008 to present).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Wasmer Schroeder High Yield Municipal Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Age	Held with	of Time	Principal Occupation
and Address	the Trust	Served	During Past Five Years
Emily R. Enslow, Esq.	Secretary	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 31)		term; since	(July 2013 to present); Proxy Voting Coordinator
615 E. Michigan Street		December	and Class Action Administrator, Artisan Partners
Milwaukee, WI 53202		2017.	Limited Partnership (September 2012 to July 2013).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2018, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Redwine became an Independent Trustee on January 1, 2018. Previously he was an Interested Trustee.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-WSC-MUNI (1-855-972-6864).

Wasmer Schroeder High Yield Municipal Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-WSC-MUNI (1-855-972-6864) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Wasmer Schroeder High Yield Municipal Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 6-7, 2017, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term. the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Wasmer Schroeder & Company, LLC (the “Adviser”) on behalf of the Wasmer Schroeder High Yield Municipal Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 17-18, 2017, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program and business continuity plan.  The Board also considered its knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2017 on both an absolute basis and in comparison to its peer funds utilizing Lipper and Morningstar classifications and an appropriate securities benchmark.  While

Wasmer Schroeder High Yield Municipal Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

the Board considered both short-term and long-term performance of the Fund, it placed greater emphasis on longer term performance. The Board also took into account that the Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates.

When reviewing the Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. The Board therefore took into account the Adviser’s views as to the reasons for the Fund’s relative performance against peers and benchmark over various time periods and its future outlook for the Fund. In considering the Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark index.

The Board noted that the Fund’s performance, with regard to the Lipper comparative universe, was above the peer group median for the one-year, three-year and since inception periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above the peer group median for the one-year, three-year and since inception periods.

The Board reviewed the performance of the Fund against a broad-based securities market benchmark.  The Board also noted that the Adviser represented it does not have any similarly managed accounts for performance comparison.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds, as well as all expense waivers and reimbursements.

The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 0.95% for the Institutional Class shares (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio for the Institutional Class shares was above the peer group median and equal to the peer group average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Institutional Class shares was above the peer group median and average.  The Board also noted that at this meeting the Adviser had contractually agreed to further reduce the Fund’s Expense Cap to 0.75% and that with this reduction, the Fund’s total expense ratio for the Institutional Class shares is below the peer group median and average.

Wasmer Schroeder High Yield Municipal Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board noted that the contractual advisory fee was above the peer group median and average and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s contractual advisory fee was above the peer group median and average. The Board also noted that at this meeting the Adviser had contractually agreed to reduce the contractual advisory fee and that with this reduction, the Fund’s contractual advisory fee is equal to the peer group median and average.  The Board noted that the Adviser represented that it does not have any similarly managed accounts.  As a result, the Board noted it would continue to monitor the appropriateness of the advisory fee and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  In this regard, the Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified Expense Cap and that at this meeting the Adviser had contractually agreed to further reduce the Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund.  The Board also considered that the Fund does not utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

Wasmer Schroeder High Yield Municipal Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

Wasmer Schroeder High Yield Municipal Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser
Wasmer, Schroeder & Company, LLC
600 Fifth Avenue South, Suite 210
Naples, Florida 34102

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-WSC-MUNI

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-WSC-MUNI (1-855-972-6864).  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2018	FYE 2/28/2017
Audit Fees	$16,400	$16,100
Audit-Related Fees	N/A	N/A
Tax Fees	$3,500	$3,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2018	FYE 2/28/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2018	FYE 2/28/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive
Officer/Principal Executive Officer

Date  5/7/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive
Officer/Principal Executive Officer

Date   5/7/18

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer/Principal Financial Officer

Date   5/7/18

* Print the name and title of each signing officer under his or her signature.